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                                                                 EXHIBIT (10)(d)

                                                              AMERICAN
                                                                 GENERAL
                                                                 FINANCIAL GROUP


        PLATINUM INVESTOR III
        VARIABLE UNIVERSAL LIFE INSURANCE
        SUPPLEMENTAL APPLICATION

        AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
        Home Office: Houston, Texas

        Member of American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

        (This supplement must accompany the appropriate application for life insurance.)

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Applicant Information -- Supplement to the application on the life of
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
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        Name of proposed insured                                Date of application for life insurance

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Initial Allocation Percentages
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Investment Options      In the "Premium Allocation" column, indicate how each premium received is to be allocated.
                        In the "Deductible Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%.
                        Use whole percentages only.

                                                Premium   Deduction                                             Premium   Deduction
                                              Allocation Allocation                                            Allocation Allocation
                                              ---------- ----------                                            ---------- ----------
AIM VARIABLE INSURANCE FUNDS                                        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
----------------------------                                        ------------------------------------------
AIM V.I. International Equity Division (260)      ____%  ____%      Mid-Cap Growth Division (286)                     ____%  ____%
AIM V.I. Value Division (261)                     ____%  ____%
                                                                    PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                          ------------------------------
------------------------------------------                          PIMCO Real Return Bond Division (288)             ____%  ____%
VP Value Division (262)                           ____%  ____%      PIMCO Short-Term Bond Division (287)              ____%  ____%
                                                                    PIMCO Total Return Bond Division (289)            ____%  ____%
AYCO SERIES TRUST
-----------------                                                   PUTNAM VARIABLE TRUST
Ayco Growth Division (270)                        ____%  ____%      ---------------------
                                                                    Putnam VT Diversified Income Division (290)       ____%  ____%
CREDIT SUISSE WARBURG PINCUS TRUST                                  Putnam VT Growth and Income Division (291)        ____%  ____%
----------------------------------                                  Putnam VT Int'l Growth and Income Division (292)  ____%  ____%
Small Company Growth Division (300)               ____%  ____%
                                                                    SAFECO RESOURCE SERIES TRUST
DREYFUS INVESTMENT PORTFOLIOS                                       ----------------------------
-----------------------------                                       Equity Division (293)                             ____%  ____%
MidCap Stock Division (273)                       ____%  ____%      Growth Opportunities Division (294)               ____%  ____%

DREYFUS VARIABLE INVESTMENT FUND                                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
--------------------------------                                    ---------------------------------------
Quality Bond Division (271)                       ____%  ____%      Equity Growth Division (295)                      ____%  ____%
Small Cap Division (272)                          ____%  ____%      High Yield Division (296)                         ____%  ____%

                                                                    VALIC COMPANY I
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                           ---------------
-----------------------------------------                           International Equities Division (263)             ____%  ____%
VIP Asset Manager Division (277)                  ____%  ____%      Mid Cap Index Division (264)                      ____%  ____%
VIP Contrafund Division (276)                     ____%  ____%      Money Market I Division (265)                     ____%  ____%
VIP Equity-Income Division (274)                  ____%  ____%      Nasdaq-100 Index Division (266)                   ____%  ____%
VIP Growth Division (275)                         ____%  ____%      Science & Technology Division (269)               ____%  ____%
                                                                    Small Cap Index Division (268)                    ____%  ____%
                                                                    Stock Index Division (267)                        ____%  ____%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------                VANGUARD VARIABLE INSURANCE FUND
Franklin U.S. Government Division (302)           ____%  ____%      --------------------------------
Mutual Shares Securities Division (303)           ____%  ____%      High Yield Bond Division (297)                    ____%  ____%
Templeton International Securities Division (304) ____%  ____%      REIT Index Division (298)                         ____%  ____%

JANUS ASPEN SERIES
------------------                                                  VAN KAMPEN LIFE INVESTMENT TRUST
Aggressive Growth Division (280)                  ____%  ____%      --------------------------------
International Growth Division (278)               ____%  ____%      Strategic Stock Division (299)                    ____%  ____%
Worldwide Growth Division (279)                   ____%  ____%
                                                                    AGL DECLARED FIXED INTEREST ACCOUNT (301)         ____%  ____%
J.P. MORGAN SERIES TRUST II                                         OTHER: _____________________________              ____%  ____%
---------------------------                                                                                           100%   100%
J.P. Morgan Small Company Division (281)          ____%  ____%

MFS VARIABLE INSURANCE TRUST
----------------------------
MFS Capital Opportunities Division (284)          ____%  ____%
MFS Emerging Growth Division (282)                ____%  ____%
MFS New Discovery Division (285)                  ____%  ____%
MFS Research Division (283)                       ____%  ____%
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AGLC 0198-00                                                                                        Page 1 of 4

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Dollar Cost Averaging
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

Dollar Cost                ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Averaging                  Market I Division and transferred to one or more of the investment options below.  The AGL Declared Fixed
                           Interest Account is not available for Dollar Cost Averaging.  Please refer to the prospectus for more information on the Dollar Cost Averaging option.

                           Day of the month for transfers:                           (Choose a day of the month between 1-28.)
                           ___________________________________________________________________________________________________
                           Frequency of transfers:     [_] Monthly     [_] Quarterly     [_] Semiannually     [_] Annually
                           ___________________________________________________________________________________________________
                           Transfer $                                                ($100 MINIMUM, WHOLE DOLLARS ONLY)
                           ___________________________________________________________________________________________________

AIM VARIABLE INSURANCE FUNDS                                             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Equity Division (260)            $_____________   Mid-Cap Growth Division (286)                   $__________
AIM V.I. Value Division (261)                           $_____________
                                                                         PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                               PIMCO Real Return Bond Division (288)           $__________
VP Value Division (262)                                 $_____________   PIMCO Short-Term Bond Division (287)            $__________
                                                                         PIMCO Total Return Bond Division (289)          $__________
AYCO SERIES TRUST
Ayco Growth Division (270)                               $_____________  PUTNAM VARIABLE TRUST
                                                                         Putnam VT Diversified Income Division (290)     $__________
CREDIT SUISSE WARBURG PINCUS TRUST                                       Putnam VT Growth and Income Division (291)      $__________
Small Company Growth Division (300)                     $_____________   Putnam VT Int'l Growth and Income Division (292)$__________

DREYFUS INVESTMENT PORTFOLIOS                                            SAFECO RESOURCE SERIES TRUST
MidCap Stock Division (273)                             $_____________   Equity Division (293)                           $__________
                                                                         Growth Opportunities Division (294)             $__________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (271)                             $_____________   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Small Cap Division (272)                                $_____________   Equity Growth Division (295)                    $_________
                                                                         High Yield Division (296)                       $_________
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
VIP Asset Manager Division (277)                        $_____________   VALIC COMPANY I
VIP Contrafund Division (276)                           $_____________   International Equities Division (263)           $_________
VIP Equity-Income Division (274)                        $_____________   Mid Cap Index Division (264)                    $_________
VIP Growth Division (275)                               $_____________   Nasdaq-100 Index Division (266)                 $_________
                                                                         Science & Technology Division (269)             $_________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                     Small Cap Index Division (268)                  $_________
Franklin U.S. Government Division (302)                 $_____________   Stock Index Division (267)                      $_________
Mutual Shares Securities Division (303)                 $_____________
Templeton International Securities Division (304)       $_____________   VANGUARD VARIABLE INSURANCE FUND
                                                                         High Yield Bond Division (297)                  $_________
JANUS ASPEN SERIES                                                       REIT Index Division (298)                       $_________
Aggressive Growth Division (280)                        $_____________
International Growth Division (278)                     $_____________   VAN KAMPEN LIFE INVESTMENT TRUST
Worldwide Growth Division (279)                         $_____________   Strategic Stock Division (299)                  $_________
                                                                         OTHER:______________________________________    $_________
J.P. MORGAN SERIES TRUST II
J.P. Morgan Small Company Division (281)                $_____________

MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (284)                $_____________
MFS Emerging Growth Division (282)                      $_____________
MFS New Discovery Division (285)                        $_____________
MFS Research Division (283)                             $_____________

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Automatic Rebalancing
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AUTOMATIC                        ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically
REBALANCING                      rebalanced based on the premium percentages designated on Page 1 of this form.  If the AGL Declared
                                 Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                 CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:   [_] Quarterly   [_]  Semiannually  [_]  Annually
                                 __________________________________________________________________________________________________
                                 Note: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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Modified Endowment Contract
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CONTRACT                         If any premium payment causes the policy to be classified as a modified endowment contract under
                                 Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10%
                                 penalty tax on the taxable amount. In order to avoid modified endowment status. I request any excess premium that could cause such status to be refunded.

                                                                                                                     [_] YES  [_] NO
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AGLC 0198-00                                                        Page 2 of 4

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Death Benefit Compliance Test
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                                [_] Guideline Premium Test              [_] Cash Value Accumulation Test

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Specified Amount
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Base Coverage $____________________ plus Supplemental Coverage $_____________________ = Total Specified Amount $____________________

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Telephone Authorization
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                                I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act
                                on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed
                                Interest Account and to change allocations for future premium payments and monthly deductions given by:
Initial appropriate
box here:                       [________] Policy Owner(s)--if Joint Owners, either of us acting independently.

                                [________] Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

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Suitability
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ALL QUESTIONS MUST
BE ANSWERED.                    1. Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance policy prospectus and the prospectuses describing the
                                   investment options?                                                               [_] yes  [_] no

                                   (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                                      Variable Universal Life Insurance Policy Prospectus:   ____________________
                                      Supplements (if any):                                  ____________________

                                 2. Do you understand and acknowledge:
                                    a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED
                                       ACCOUNTS WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT
                                       PROSPECTUSES FOR THE POLICY AND THE UNDERLYING ACCOUNTS?                      [_] yes  [_] no

                                    b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE
                                       SEGREGATED ACCOUNTS MAY VARY: AND                                             [_] yes  [_] no

                                       (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY,
                                           THE U.S. GOVERNMENT OR ANY STATE GOVERNMENT?                              [_] yes  [_] no

                                       (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD
                                           OR ANY OTHER AGENCY, FEDERAL OR STATE?                                    [_] yes  [_] no

                                    c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS
                                       PLACED IN THE AGL DECLARED FIXED INTEREST ACCOUNT?                            [_] yes  [_] no

                                    d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO
                                       ALLOW FOR THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?              [_] yes  [_] no

                                    e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE,
                                       DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?               [_] yes  [_] no

                                    f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                                       EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST
                                       ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                         [_] yes  [_] no

                                 3. Do you believe the Policy you selected meets your insurance and investment
                                    objectives and your anticipated financial needs?                                 [_] yes  [_] no

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AGLC 0198-00                                                                                                             Page 3 of 4
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Your Signature
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
SIGNATURES      Signed at (city, state)
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                Print name of Broker/Dealer
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                X Registered representative                               State license #            Date
                --------------------------------------------------------  -------------------------  ------------------

                X Primary proposed insured                                                           Date
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                X Owner                                                                              Date
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                (If different from Proposed Insured)

                X Joint Owner                                                                        Date
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                (If applicable)
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